SCHEDULE 14A INFORMATION

	       Proxy Statement Pursuant to Section 14(a) of the
		  Securities Exchange Act of 1934 as amended

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:

( ) Preliminary Proxy Statement
(X) Definitive Proxy Statement
( ) Definitive Additional Materials
( ) Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

			    The Warnaco Group, Inc.
	       (Name of Registrant as Specified In Its Charter)

			    The Warnaco Group, Inc.
		  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

(X) $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
( ) $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
( ) Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:


(2) Aggregate number of securities to which transaction applies:


(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*


(4) Proposed maximum aggregate value of transaction:




    *Set forth the amount on which the filing fee is calculated and state how it was determined.

( ) Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

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			   THE WARNACO GROUP, INC.
				90 Park Avenue
			   New York, New York 10016

		   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


     The 1994 Annual Meeting of the stockholders of The Warnaco Group, Inc. will be held at the Helmsley Park Lane Hotel, 36 Central Park South, New York, NY on May 12, at 10:00 a.m. for the following purposes:

	 1. To elect two directors for a term to expire at the 1997 Annual Meeting of the stockholders and one director for a term to expire at the 1996 Annual Meeting of the stockholders.

	 2. To consider and vote upon a proposal to ratify the appointment of Ernst & Young as the Company's independent auditors for fiscal 1994.

	 3. To consider and vote upon a proposal to adopt the 1993 Non-Employee Director Stock Plan (as described in the attached Proxy Statement).

	 4. To consider and vote upon a proposal to adopt the Supplemental Incentive Compensation Plan (as described in the attached Proxy Statement).

	 5. To consider and vote upon a proposed amendment to the Company's 1993 Stock Plan (as described in the attached Proxy Statement) which would change the manner in which the limit on the number of shares of the Company's Common Stock available for awards thereunder would be calculated.

	 6. To transact such other business as may properly come before the meeting and any and all adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on March 31, 1994, as the record date for the determination of the stockholders entitled to notice of and to vote at the meeting and at any adjournment or postponement thereof.

     Stockholders are invited to attend the meeting. Whether or not you expect to attend, WE URGE YOU TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. If you attend the meeting, you may vote your shares in person, which will revoke any previously executed proxy.

     If your shares are held of record by a broker, bank or other nominee and you wish to attend the meeting, you must obtain a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares and bring it to the meeting. In order to vote your shares at the meeting, you must obtain from the record holder a proxy issued in your name.

     Regardless of how many shares you own, your vote is very important. Please SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD TODAY.

					By order of the Board of Directors,

					STANLEY P. SILVERSTEIN,
					Secretary
New York, New York
April 13, 1994


			    THE WARNACO GROUP, INC.
				90 Park Avenue
			   New York, New York 10016

			       PROXY  STATEMENT


				 Introduction

     This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Warnaco Group, Inc., a Delaware corporation (the "Company"), for the 1994 Annual Meeting of the stockholders of the Company on May 12, 1994. The Notice of Annual Meeting, this proxy statement and the accompanying proxy are first being mailed on or about April 13, 1994 to stockholders of record as of the close of business on March 31, 1994. You can ensure that your shares are voted at the meeting by signing, dating and promptly returning the enclosed proxy in the envelope provided. Sending in a signed proxy will not affect your right to attend the meeting and vote in person. You may revoke your proxy at any time before it is voted by notifying the Company's Transfer Agent, Chemical Bank, 450 W. 33rd St., 15th Floor, New York, NY 10001 in writing, or by executing a subsequent proxy, which revokes your previously executed proxy.

     The Company's principal executive offices are located at 90 Park Avenue, New York, New York 10016.

Voting of Proxies

     Proxies will be voted as specified by the stockholders. Where specific choices are not indicated, proxies will be voted for proposals 1, 2, 3, 4 and
5. Abstentions, broker non-votes or, in the case of proposal 1 only, instructions on the accompanying proxy card to withhold authority to vote for the nominated directors will result in such proposal or proposals receiving fewer votes. Under the Delaware General Corporation Law, the Company's Amended and Restated Certificate of Incorporation (the "Charter") and the Company's Bylaws, (i) a plurality of the votes of the outstanding shares of Common Stock entitled to vote and present, in person or by properly executed proxy, will be required to elect a nominated director, (ii) the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock entitled to vote and present, in person or by properly executed proxy, will be required in order to ratify the appointment of Ernst & Young as the Company's independent auditors for fiscal 1994, (iii) the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock entitled to vote and present, in person or by properly executed proxy, will be required in order to adopt the Company's 1993 Non-Employee Director Stock Plan, (iv) the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock entitled to vote and present, in person or by properly executed proxy, will be required in order to adopt the Supplemental Incentive Compensation Plan and (v) the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock entitled to vote and present, in person or by properly executed proxy, will be required to approve the proposed amendment to the Company's 1993 Stock Plan. Broker non-votes will not be considered entitled to vote and present for purposes of proposals 3, 4 and 5.

     Stockholders will not be entitled to appraisal rights in connection with any of the matters to be voted on at the Annual Meeting.

1.  Election of Directors

     At the meeting, two directors are to be elected to serve for a term to expire at the 1997 Annual Meeting of the stockholders. The nominees for these positions are Linda J. Wachner and Andrew G. Galef. One director is to be elected to serve for a term to expire at the 1996 Annual Meeting of the stockholders. The nominee for this position is Joseph A. Califano, Jr. Information regarding the Board's nominees for director is set forth on page
2. Information regarding the three directors whose terms expire in 1995 and 1996 is set forth on pages 2 and 3.

     The accompanying proxy will be voted for the election of the Board's nominees unless contrary instructions are given. If one or more of the Board's nominees is unable to serve, which is not anticipated, the persons named as proxies intend to vote, unless the number of nominees is reduced by the Board of Directors, for such other person or persons as the Board of Directors may designate.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS, WHICH IS DESIGNATED AS PROPOSAL NO. 1 ON THE ENCLOSED PROXY CARD.

Nominees for Election to the Board of Directors for a Three-Year Term to Expire at the 1997 Annual Meeting of the Stockholders

     Mrs. Linda J. Wachner, 48, has been a Director, President and Chief Executive Officer of the Company since August 1987, and the Chairman of the Board since August 1991. Mrs. Wachner was a Director and President of the Company from March 1986 to August 1987. Mrs. Wachner has been Chairman and Chief Executive Officer of Authentic Fitness Corporation since May 1990. Mrs. Wachner held various positions, including President and Chief Executive Officer, with Max Factor and Company from December 1978 to October 1984. Mrs. Wachner also serves as a Director of The Travelers Inc., Castle & Cooke Homes, Inc. and Authentic Fitness Corporation.

     Mr. Andrew G. Galef, 61, has been a Director of the Company since March 1986, and served as Chairman of the Board of Directors of the Company until August 1991. Mr. Galef has been President of The Spectrum Group, Inc., a private investment and management firm, since its incorporation in California in 1978. Mr. Galef has been the Chairman of the Board of MagneTek, Inc., an electrical products manufacturer, since July 1984 and has been Chief Executive Officer of MagneTek, Inc. since September 1993. Mr. Galef has served as the Chairman of the Board of Exide Corporation, a maker of industrial, commercial and automotive batteries, from July 1982 until June 1989. Mr. Galef has served as a director of Petco Animal Supplies, a retail animal food and supplies company, since 1988. Mr. Galef served as Chairman of the Board of Grantree Corporation, a furniture rental company, from 1987 to April 1992. In March 1991, Grantree Corporation filed for bankruptcy under Chapter 11 of the United States Bankruptcy Code and emerged from bankruptcy in March 1992. Mr. Galef served as the Chairman of the Board of Aviall, Inc., an aviation support and aircraft parts distribution company, and its predecessor company, from 1979 to 1985.

Nominee for Election to the Board of Directors for a Two-Year Term to Expire at the 1996 Annual Meeting of the Stockholders

     Mr. Joseph A. Califano, Jr., 62, has been a Director of the Company since March 1992. Mr. Califano is Chairman and President of the Center on Addiction and Substance Abuse at Columbia University. He is a director of Authentic Fitness Corporation, Automatic Data Processing, Inc., Chrysler Corporation, Kmart Corporation, New York Telephone Company, The Travelers Inc. and Georgetown University, a trustee of New York University and the Twentieth Century Fund, and a Governor of New York Hospital. He serves as Chairman of the Institute for Social and Economic Policy in the Middle East at the Kennedy School of Government at Harvard University and a member of the governing council of the Institute of Medicine of the National Academy of Sciences. Mr. Califano served as Secretary of the United States Department of Health, Education and Welfare from 1977 to 1979. He was Special Assistant for Domestic Affairs to the President of the United States for the period from 1965 to 1969. He is the author of eight books.

Members of the Board of Directors Continuing in Office;
Terms Expire at the 1995 Annual Meeting of the Stockholders

     Mr. Dariush Ashrafi, 47, has been Senior Vice President and Chief Financial Officer of the Company since July 1990. Prior to joining the Company, Mr. Ashrafi was a partner with the international accounting and auditing firm of Ernst & Young beginning in 1983, where he was a member of the Financial Services Group specializing in mergers and acquisitions and was responsible for audits of major clients, including those in the apparel industry.

     Mr. Stewart A. Resnick, 57, has served as the Chief Executive Officer and Chairman of Franklin Mint Corporation since 1985. Mr. Resnick is also Chairman of the Board of Roll International Corporation, a company which through various divisions and affiliates has interests in the flowers-by-wire, agriculture, transportation and real estate businesses. Mr. Resnick is a member of the Board of Trustees of Bard College in New York, the Acquisitions Committee of the National Gallery in Washington, D.C. and Co-Chairman of the Marketing Department Advisory Board and member of the Management Education Council of The Wharton School at the University of Pennsylvania.

Member of the Board of Directors Continuing in Office;
Terms Expire at the 1996 Annual Meeting of the Stockholders

     Mr. Robert D. Walter, 64, has been a Director of the Company since January 1987. Mr. Walter was a Vice President and Chief Financial Officer of the Company from June 1986 to February 1988 pursuant to a consulting contract. Mr. Walter served successively as Treasurer, Vice President and Chief Accounting Officer, and Senior Vice President and Chief Financial Officer and Member of the Office of the Chairman of Norton Simon Inc., a diversified consumer products company, from 1971 to 1983. Since 1983, Mr. Walter has served as a consultant to several companies and non-profit organizations, including TLC Group, the New York Mission Society and the National Health Foundation. Mr. Walter also serves as a Director of Authentic Fitness Corporation.

Committees of the Board -- Board Meetings

     The Board of Directors held 5 meetings in 1993. All of the Directors attended at least 75% of the meetings of the Board and the respective Committees of the Board of which they were a member during 1993.

     The Board of Directors has the following standing committees:

Audit Committee

     The Audit Committee, which met four times in 1993, recommends the appointment of the Company's external auditors and meets with both internal and external auditors to review the scope of their audits and the results thereof. In addition, the Audit Committee reviews and comments on the proposed plans of the internal and external auditors, audit fee proposals, financial statements and other documents submitted to shareholders and regulators and reviews the internal control policies and procedures of the Company.

     The members of the Audit Committee are Mr. Califano, Mr. Resnick and Mr. Walter.

Pension Committee

     The Pension Committee, which met four times in 1993, reviews and makes recommendations concerning the Company's pension, profit sharing and other employee benefit plans, recommends the appointment of the Plan Accountant and Plan Actuary for the Company's pension and profit sharing plans and consults with the persons so appointed.

     The members of the Pension Committee are Mr. Resnick, Mrs. Wachner and Mr. Walter.

Compensation Committee

     The Compensation Committee, which met three times in 1993, reviews and approves the remuneration arrangements for the officers and directors of the Company and reviews and recommends new executive compensation or stock plans in which the officers and/or directors are eligible to participate, including the granting of stock options.

     The members of the Compensation Committee are Mr. Califano, Mr. Galef and Mr. Walter.

Compensation Committee Interlocks and Insider Participation

     As noted above, the members of the Compensation Committee are Mr. Califano, Mr. Galef and Mr. Walter. Mr. Walter was an officer of the Company from June 1986 to February 1988 pursuant to a consulting contract.

     Mr. Galef, a stockholder of the Company, is the sole stockholder of and serves as President and a Director of The Spectrum Group, Inc. ("Spectrum"). Spectrum and the Company are parties to an agreement pursuant to which Spectrum has agreed to render consulting and advisory services to the Company through May 1996. The agreement provides for annual fees of $350,000 (plus cost of living increases), with total payments not to exceed $500,000 including expenses, payable in equal monthly installments. Payments to Spectrum during fiscal 1993 aggregated $500,000. During 1993, the Company consulted with Spectrum from time to time on various strategic planning matters.

     In addition, pursuant to the Company's Amended and Restated 1988 Employee Stock Purchase Plan, through 1991 Mr. Galef acquired 510,000 shares of the Company's Common Stock in exchange for a non-recourse, non-interest bearing note. Such shares were acquired at their then fair market value. The largest aggregate amount of such indebtedness outstanding during 1993 was $2,378,000 and the amount of such indebtedness outstanding as of March 18, 1994 was $1,725,000.

     Mr. Califano and Mr. Walter are directors of Authentic Fitness Corporation. Throughout the fiscal year, the Company provided certain services to Authentic Fitness Corporation. Such services included contract labor for production, occupancy services related to leased facilities, computer service and laboratory, testing and other services, all of which were charged at the Company's cost. In addition, the Company purchased certain inventory from Authentic Fitness Corporation, which totaled approximately $0.7 million in 1993. The total amount paid by Authentic Fitness Corporation to the Company for such services during 1993 was $1.418 million.

     In 1993, Authentic Fitness Corporation acquired from the Company its Checotah, Oklahoma manufacturing facility for approximately $3.3 million, a purchase price determined at arms-length on the basis of an independent third-party appraisal.

     Also, in 1993, the Company entered into a License Agreement with Authentic Fitness Corporation to produce men's and women's sportswear and men's dress shirts and furnishings bearing the CATALINA (Registered Trademark) trademark owned by Authentic Fitness Corporation on terms and conditions determined at arms-length on the basis of an independent third-party appraisal. No payments pursuant to this agreement were made in 1993. Payments will be made in the future as sales are made under the agreement.

     The Company believes that the terms of the relationships and transactions described above are at least as favorable to the Company as could have been obtained from an unaffiliated third party.

Compensation of Directors

     The Company does not pay any additional remuneration to employees for serving as directors. For purposes of directors' compensation, Mr. Galef is deemed an employee of the Company. Directors of the Company who are not employees currently receive an annual retainer fee of $20,000 plus fees of $1,500 per day for attendance at meetings of the Board of Directors and $1,000 per day for attendance at meetings of its committees. Directors of the Company are also reimbursed for out-of-pocket expenses.

     The Board of Directors has adopted, subject to stockholder approval, The Warnaco Group, Inc. 1993 Stock Plan for Non-Employee Directors (the "Director Stock Plan"). See proposal 3 on page 16. Each of the non-employee directors (Messrs. Califano, Resnick and Walter) has been granted an option under the Director Stock Plan to purchase 15,000 shares of Common Stock at an exercise price of $31.625 per share. These options will be cancelled if stockholders do not approve the Director Stock Plan at the 1994 Annual Meeting.

Stock Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information with respect to beneficial ownership of the Company's Common Stock as of March 26, 1994, by each of the Company's directors and nominees, all directors and officers as a group and each person who is known by the Company to beneficially own five percent or more of any class of the Company's voting securities.

									      Shares Beneficially Owned
									------------------------------------
									   Number                    Percent
	Name                                                              of Shares                 of Shares
	----                                                             ----------                 ---------
Directors, nominees and officers(a)
Linda J. Wachner(b)...............................................        3,023,000                   13.8%
Dariush Ashrafi...................................................          101,250                       *
William S. Finkelstein............................................           97,250                       *
Stanley P. Silverstein............................................           22,950                       *
Joseph A. Califano, Jr............................................            1,000                       *
Andrew G. Galef...................................................          858,000                     4.1
Stewart A. Resnick................................................           20,000                       *
Robert D. Walter..................................................           30,000                       *
All directors and officers as a group (8 persons).................        4,153,450                    18.9
Other 5% stockholders
Fayez Sarofim & Co.(c)............................................        1,311,455                     6.2
  2907 Two Houston Center
  Houston, TX 77010
Metropolitan Life Insurance Company(d)............................        1,659,050                     7.9
  One Madison Avenue
  New York, NY 10010
Oppenheimer Group, Inc.(e)........................................        4,083,685                    19.4
  Oppenheimer Tower
  World Financial Tower
  New York, NY  10281

- -------------
*  Less than 1%

(a) The business address of each of the directors, nominees and officers is c/o The Warnaco Group, Inc., 90 Park Avenue, New York, New York 10016. The number of shares beneficially owned by the following officers includes vested but unexercised options in the following amounts: Mrs. Wachner, 950,000; Mr. Ashrafi, 18,250; Mr. Finkelstein, 18,250 and Mr. Silverstein, 7,750.

(b) Includes 25,000 shares of Common Stock held by the Linda J. Wachner Charitable Trust of which Mrs. Wachner is the Trustee. Mrs. Wachner has the sole power to vote and no power to dispose of such 25,000 shares.

(c) Information based on a Schedule 13G dated February 11, 1994, which reflects the collective beneficial ownership of shares of Common Stock by Fayez Sarofim & Co. and its wholly-owned subsidiary, Sarofim Trust Co., each of which is an investment advisor, as well as by Fayez S. Sarofim individually. According to the Schedule 13G, Fayez S. Sarofim has the sole power to vote and dispose of 250,000 of such shares, Fayez Sarofim & Co. has neither the sole power to vote nor the sole power to dispose of any of such shares and Fayez Sarofim & Co. and Fayez S. Sarofim each have the shared power to vote 806,400 of such shares and the shared power to dispose of all of such shares.

(d) Information based on a Schedule 13G dated February 11, 1994 filed by Metropolitan Life Insurance Company ("Met Life") as parent holding company of State Street Research and Management Company, Inc.
    According to the Schedule 13G, Met Life has the sole voting power with respect to 1,547,950 of such shares, no voting power with respect to the remaining 111,100 shares and the sole power to dispose of 1,659,050 of such shares.

(e) Information based on a Schedule 13G dated February 1, 1994 filed by Oppenheimer Group, Inc. ("Group") with the Securities and Exchange Commission on behalf of Oppenheimer & Co., L.P., the parent company of Group, and certain of Group's subsidiary companies, including Oppenheimer Capital, a registered investment adviser, and/or certain investment advisory clients or discretionary accounts of such subsidiary companies, reporting their collective beneficial ownership of the shares of Common Stock set forth in the table. According to the
    Schedule 13G, neither Group nor Oppenheimer Capital has the sole power to vote or dispose of any of such shares, Group has the shared power to vote and dispose of all of such shares and Oppenheimer Capital has the shared power to vote and dispose of 4,083,685 of such shares.

Certain Relationships and Certain Transactions

     Pursuant to the Company's Amended and Restated 1988 Employee Stock Purchase Plan, through 1991 the individuals discussed below acquired shares of the Company's Common Stock in exchange for notes payable to the Company. In the case of Messrs. Ashrafi, Brooks, Finkelstein and Silverstein, such notes were full recourse and, in the case of Mr. Galef and Mrs. Wachner, such notes were non-recourse and non-interest-bearing. The largest aggregate amount of indebtedness outstanding during fiscal 1993 was $487,000 for Mr. Ashrafi, $16,000 for Mr. Brooks, $487,000 for Mr. Finkelstein, $106,000 for Mr. Silverstein, $2,378,000 for Mr. Galef and $6,016,000 for Mrs. Wachner. The aggregate amount of indebtedness outstanding and the rate of interest thereon, if applicable, as of March 18, 1994, were $444,000 and 8.6% for Mr. Finkelstein, $29,000 and 8% for Mr. Silverstein, $1,725,000 for Mr. Galef and $6,016,000 for Mrs. Wachner.

     In 1990, the Company sold substantially all of the assets of its Activewear Division to Authentic Fitness Corporation. Pursuant to such transaction, the Company acquired and continues to own common stock representing approximately 3% of Authentic Fitness Corporation's fully diluted equity. Mrs. Wachner is the Chairman of the Board, Chief Executive Officer and a significant stockholder, and Messrs. Califano, Finkelstein and Walter are directors, of Authentic Fitness Corporation. Throughout the fiscal year, the Company provided certain services to Authentic Fitness Corporation. Such services included contract labor for production, occupancy services related to leased facilities, computer service and laboratory, testing and other services, all of which were charged at the Company's cost. In addition, the Company purchased certain inventory from Authentic Fitness Corporation, which totaled approximately $0.7 million in 1993. The total amount paid by Authentic Fitness Corporation to the Company for such services during 1993 was $1.418 million.

     In 1993, Authentic Fitness Corporation acquired from the Company its Checotah, Oklahoma manufacturing facility for approximately $3.3 million, a purchase price determined at arms-length on the basis of an independent third-party appraisal.

     Also, in 1993, the Company entered into a License Agreement with Authentic Fitness Corporation to produce men's and women's sportswear and men's dress shirts and furnishings bearing the CATALINA (Registered Trademark) trademark owned by Authentic Fitness Corporation on terms and conditions determined at arms-length on the basis of an independent third- party appraisal. No payments pursuant to this agreement were made in 1993. Payments will be made in the future as sales are made under the agreement.

     The Company believes that the terms of the relationships and transactions described above are at least as favorable to the Company as could have been obtained from an unaffiliated third party.

Compensation of Executive Officers

     Set forth below are tables prescribed by the proxy rules of the Securities and Exchange Commission which present compensation information for the Company's chief executive officer and the four other most highly compensated executive officers (including one former executive officer) whose aggregate salary and bonus exceeded $100,000 in 1993 (the "Named Executives"). The Company has no executive officers other than the Named Executives.

			  SUMMARY COMPENSATION TABLE

     The following table discloses compensation paid or to be paid to the Named Executives with respect to each of the three fiscal years ended January 4, 1992, January 2, 1993 and January 8, 1994.


					 Annual Compensation                 Long Term Compensation
				-------------------------------------      -----------------------------
										 Awards          Payouts
									   ------------------    -------
								Other                Securities
							       Annual     Restricted Underlying            All other
	Name and                                               Compen-       Stock    Options/    LTIP      Compen-
   Principal Position         Year     Salary      Bonus       sation        Award      SARs     Payouts    sation
   ------------------         ----     ------    --------      -------    ----------  --------   -------    -------
Linda J. Wachner............   1993  $2,360,028    $      0        (a)          --    700,000        --         --
  Chairman, President and      1992   1,860,028   1,300,000        (a)          --    250,000        --         --
  Chief Executive Officer      1991   1,700,000   1,300,000 $80,000(b)          --         --        --         --
Dariush Ashrafi.............   1993     282,812     226,000        (a)          --     75,000        --         --
  Senior Vice President        1992     250,000     226,875        (a)          --     24,000        --         --
  Chief Financial Officer      1991     243,750      80,000        (a)          --         --        --         --
William S. Finkelstein......   1993     245,431     175,000        (a)          --     75,000        --         --
  Senior Vice President        1992     225,000     175,812        (a)          --     24,000        --         --
  Controller                   1991     215,000     100,000        (a)          --         --        --         --
Stanley P. Silverstein......   1993     203,750     129,000        (a)          --     45,000        --         --
  Vice President,              1992     194,167     129,500        (a)          --      8,000        --         --
  General Counsel              1991     185,000      45,500        (a)          --         --        --         --
  and Secretary
Wallis H. Brooks(c).........   1993     112,500      30,000        (a)          --         --        --         --
  Treasurer                    1992     114,231      53,250        (a)          --         --        --         --

- -------------
(a) Other Annual Compensation was less than the lesser of $50,000 and 10% of such officer's annual salary and bonus for such year.

(b) Such amount included perquisites of which $68,732 was for use of company transportation.

(c) Mr. Brooks's employment by Warnaco terminated on September 30, 1993.


		     OPTION/SAR GRANTS IN LAST FISCAL YEAR


     The following table provides information on option grants in fiscal 1993 to the Named Executives.


											       Potential Realizable Value at
											    Assumed Annual Rates of Stock Price
						 Individual Grants                            Appreciation for Option Term(e)
			       -----------------------------------------------------     -----------------------------------------
						Percent of
					      Total Options/
			       Number of           SARs
			      Securities        Granted to Exercise
			      Underlying         Employees  or Base
			     Options/SARs        in Fiscal   Price        Expiration
	Name                  Granted(#)           Year    ($/share)         Date        0%(f)         5%                10%
	----                  -----------       ---------- ---------      ----------   ---------   -----------    ----------------
Linda J. Wachner..............   200,000(a)      16.6%      $36.625    Feb. 11, 2003       $0     $  4,606,800      $  11,674,600
				 500,000(a)       41.5       31.625    Aug. 12, 2003        0        9,943,500         25,201,500
Dariush Ashrafi...............    25,000(b)        2.1       36.625    Feb. 11, 2003        0          575,850          1,459,325
				  50,000(c)        4.1       31.625    Aug. 12, 2003        0          994,350          2,520,150
William S. Finkelstein........    25,000(b)        2.1       36.625    Feb. 11, 2003        0          575,850          1,459,325
				  50,000(c)        4.1       31.625    Aug. 12, 2003        0          994,350          2,520,150
Stanley P. Silverstein........    15,000(b)        1.2       36.625    Feb. 11, 2003        0          345,510            875,595
				  30,000(c)        2.5       31.625    Aug. 12, 2003        0          596,610          1,512,090
Wallis H. Brooks(d)...........     3,000(b)        0.2       36.625    Feb. 11, 2003      N/A              N/A                N/A
All Shareholders..............         N/A         N/A          N/A              N/A        0      433,488,871      1,098,664,433
All Optionees.................   325,000          27.0       36.625    Feb. 11, 2003        0        7,486,050         18,971,225
				 880,000          73.0       31.625    Aug. 12, 2003        0       17,500,560         44,354,640

- -------------
(a) All of such options are currently vested. Such options have stock-for-stock exercise and tax withholding features, which allow the holder, in lieu of paying cash for the exercise price and any tax withholding upon exercise, to have the Company commensurately reduce the number of shares of Common Stock to which they would otherwise be entitled upon exercise of such options.

(b) Twenty-five percent of such options vested on February 11, 1994. The remaining 75% of such options vest 25% per year until fully vested on February 11, 1997. Such options have stock-for-stock exercise and tax withholding features, which allow the holders, in lieu of paying cash for the exercise price and any tax withholding upon exercise, to have the Company commensurately reduce the number of shares of Common Stock to which they would otherwise be entitled upon exercise of such options.

(c) Such options will vest 25% per year beginning August 12, 1994 until fully vested on August 12, 1997. Such options have stock-for-stock exercise and tax withholding features, which allow the holders, in lieu of paying cash for the exercise price and any tax withholding upon exercise, to have the Company commensurately reduce the number of shares of Common Stock to which they would otherwise be entitled upon exercise of such options.

(d) These options were cancelled as of the date of Mr. Brooks's termination of employment with the Company.

(e) The dollar amounts under these columns are the result of calculations at 0% and at the 5% and 10% rates set by the SEC and therefore are not intended to forecast possible future appreciation, if any, of the Company's stock price.

(f) No gain to the optionees is possible without an increase in stock price appreciation, which will benefit all shareholders commensurately. A zero percent gain in a stock price appreciation will result in zero dollars for the optionee.

Option Exercises and Year-End Value Table

     The following table provides information on option/SAR exercises in fiscal 1993 by the Named Executives and values of such officers' unexercised options at January 8, 1994.

	     AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR,
		     AND FISCAL YEAR-END OPTION/SAR VALUES

										Number of
									       Securities
									       Underlying            Value of
									       Unexercised          Unexercised
									     Options/SARs at       In-the-Money
									     Fiscal Year-End      Options/SARs at
										   (#)          Fiscal Year-End($)
				     Shares Acquired           Value          Exercisable/         Exercisable/
      Name                           on Exercise(#)         Realized($)       Unexercisable        Unexercisable
      ----                           ---------------        -----------      ---------------    ------------------
Linda J. Wachner....................       0                   $0.00            950,000/0                   $0/$0
Dariush Ashrafi.....................       0                   $0.00         6,000/93,000                   $0/$0
William S. Finkelstein..............       0                   $0.00         6,000/93,000                   $0/$0
Stanley P. Silverstein..............       0                   $0.00         2,000/51,000                   $0/$0
Wallis H. Brooks....................       0                   $0.00                  0/0                   $0/$0

Pension Plan

     The following table sets forth the annual pension benefits payable at age 65 pursuant to the Company's Employee Retirement Plan which provides such pension benefits to all qualified personnel based on the average of the highest five (increasing to ten years by the year 1999 and fifteen years by the year 2004) consecutive calendar years' compensation multiplied by the years of credited service. Such benefits payable are expressed as straight-life annuity amounts and are not subject to reduction for social security or other offset. The credited years of service as of January 8, 1994 for the Named Executives are: Mrs. Wachner, seven years, eight months; Mr. Ashrafi, three years, six months; Mr. Finkelstein, five years, ten months; Mr. Silverstein, nine years, nine months; and Mr. Brooks five years, two months. The current remuneration covered by the Company's Retirement Plan for each such individual other than Mr. Brooks is $235,840 and for Mr. Brooks is $146,387, which amounts are included in the Summary Compensation Table under "Salary" and "Bonus."

		       ANNUAL BENEFITS PAYABLE AT AGE 65

								     Years of Credited Service
	     Average Compensation                 ---------------------------------------------------------------
		(Best 5 Years)                       5         10         15         20          25         30
	     --------------------                --------   --------    --------  --------    --------   --------
$100,000.....................................     $ 7,271    $14,541     $21,812   $29,083    $ 38,353   $ 43,624
$150,000.....................................      11,271     22,541      33,812    45,083      56,353     67,624
$200,000.....................................      15,271     30,541      45,812    61,083      76,353     91,624
$250,000.....................................      19,271     38,541      57,812    77,083      96,353    115,624
$300,000.....................................      23,271     46,541      69,812    93,083     116,353    139,624

Employment Agreement

     In 1991, the Company entered into an employment agreement with Mrs. Wachner (the "Employment Agreement"), which sets forth the terms and conditions of Mrs. Wachner's employment. The Employment Agreement, which will terminate on January 6, 1999, unless extended, provides for Mrs. Wachner's employment as Chairman, President and Chief Executive Officer at an annual base salary, which was initially established at $1.76 million per year (subject to adjustment for changes in the cost of living) as well as certain other benefits and reimbursement of expenses. The contract provides for increases in the rate of base salary from time to time, as determined by the Company. In accordance with this provision, Mrs. Wachner's base salary for 1993 was $2.3 million. Her base salary in prior years was as set forth in the table on page 8. The contract also provides that Mrs. Wachner will receive an annual bonus based upon the Company's achievement of an annually increasing minimum EBITDA (earnings before interest, taxes, depreciation and amortization). Under this bonus arrangement, Mrs. Wachner is entitled to receive a bonus in the amount by which EBITDA exceeds the threshold EBITDA for such year, subject to a maximum bonus amount of $1.3 million. Threshold EBITDAs were established at the time the contract was entered into and increase annually from the initial date of the arrangement: for 1993 the threshold was $110 million and for 1994 the threshold is $115 million. The Employment Agreement also provides for supplemental bonuses in the Company's discretion. The Employment Agreement specifically permits Mrs. Wachner to spend reasonable time managing her own affairs as well as the business of Authentic Fitness Corporation, a public company, which purchased substantially all of the Company's Activewear Division in 1990 and of which Mrs. Wachner is the Chairman of the Board and Chief Executive Officer.

     Under the Employment Agreement, Mrs. Wachner will be entitled to certain severance benefits if the Company terminates her employment other than for "cause" or if Mrs. Wachner terminates her employment for "good reason." The definition of good reason may include a change of control of the Company. If the Company terminates Mrs. Wachner's employment without cause or if Mrs. Wachner terminates her employment for good reason, she would be entitled to receive a lump sum payment equal to five times the sum of her highest annual base salary and the highest annual bonus paid to her. In the event that any amount of benefit paid to Mrs. Wachner becomes subject to the excise tax imposed under Section 4999 of the Internal Revenue Code, the Company will pay to Mrs. Wachner an additional amount such that after the payment of all income and excise taxes, she will be in the same after-tax position as if no excise tax had been imposed.

	    COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors is responsible for administering the executive compensation plans and programs of the Company and for making recommendations to the Board of Directors regarding the compensation of and benefits provided to the Chief Executive Officer and the other executive officers. The names of the Committee members are set forth below this report.

General Policies Regarding Compensation of Executive Officers

     In establishing compensation and benefit levels for executive officers, the Committee seeks to (1) attract and retain individuals of superior ability and managerial talent (2) motivate executive officers to increase Company performance primarily for the benefit of its shareholders but also for the benefit of its customers and other constituencies, and (3) reward executives for exceptional individual contributions to the achievement of the Company's business objectives. To these ends, the Company's executive compensation package consists of salary, variable annual cash compensation (bonus) and stock-based long-term incentive awards.

     Base Salary. Salary levels generally are determined based on the Committee's subjective assessment of prevailing levels among the Company's competitors. The Company's competitors, for this purpose, include certain of the companies included in the industry peer group index used for comparison with the Company's performance in the performance graph following this report, as well as other companies with which, in the Committee's view, the Company competes for executive talent. These companies may include nonpublic companies and companies in related industries such as retailing or general apparel manufacturing.

     In general, the Committee attempts to set base salaries at levels that will attract and retain highly qualified individuals. In selected cases, the Committee may feel that excellent executive talent may only be attracted and retained by compensation in excess of prevailing levels among the Company's competitors. As the Company has only four executive officers, and in view of the considerations enumerated below under "1993 Compensation" and "Compensation of the Chief Executive Officer," the Committee believes that base salaries at the high end of the range for the competitor group for all executive officers, and Mrs. Wachner in particular, are appropriate.

     In making such judgments regarding the appropriate level for any particular officer, as well as in determining which companies should form the comparison group for this purpose, the Committee from time to time may consult with independent compensation consultants. However, the Committee ultimately reviews the case of each executive officer individually, relying heavily on the recommendations of the Chief Executive Officer as well as on their own subjective judgment. The Committee did not engage outside consultants during 1993, except in connection with the design of the proposed Supplemental Incentive Compensation Plan described in proposal 4.

     Annual Bonus. The Committee generally believes that, at higher executive levels, a greater percentage of an individual's total annual cash compensation opportunity should consist of variable compensation tied to the Company's performance. Mrs. Wachner has a bonus opportunity under her Employment Agreement that is approximately 56% of base salary and is based on earnings before interest, taxes, depreciation and amortization ("EBITDA"), as described below. See also "Employment Agreement" on page 10. Annual bonus opportunities for other executive officers range from 88% to 125% of base salary.

     The Committee's practice with regard to awarding annual bonuses to executive officers has been to review the Company's performance after the close of the fiscal year, taking into account various measures of performance the Committee has determined in its sole discretion to be appropriate under the circumstances, and assigning such weight to any such factors as it determines to be appropriate. The Committee focuses particularly on such factors as growth in earnings (measured by earnings before interest and taxes ("EBIT") or EBITDA), cash flow, distribution of product and the development of innovative ideas in determining whether or not bonuses are paid. The Committee also pays bonuses to selected individuals on an ad hoc basis in connection with or in recognition of special events or projects such as major acquisitions, financings and licensing arrangements. In making all of such determinations, the Committee takes into consideration and gives significant weight to the recommendations of the Chief Executive Officer with respect to bonuses of executive officers other than herself.

     For 1994, the Committee intends to maintain its customary approach to determining annual bonuses as described above. However, the Committee has recommended and is seeking shareholder approval for a supplemental incentive compensation plan for all executive officers and other senior management. See proposal 4. The new supplemental plan will provide a formula-based arrangement that is prospective in operation and will reward executive officers and selected senior managers for the achievement of a return to Company investors that exceeds the industry median. The new supplemental plan is designed to ensure that amounts payable thereunder are fully deductible under Section 162(m) of the Internal Revenue Code, as discussed below.

     Long-Term Incentive Compensation. Stock-based incentives, at the present time consisting solely of stock options granted at 100% of the stock's fair market value on the grant date, constitute the long-term portion of the Company's executive compensation package. Stock options provide an incentive for executives to increase the Company's stock price and therefore, the return to the Company's shareholders. The Committee has not heretofore granted stock appreciation rights ("SARs") or other stock- based awards, although it has the authority to do so under the Company's stock option plans.

     Limitations on Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code, enacted as part of the Revenue Reconciliation Act of 1993, limits the deductibility of compensation paid to certain executive officers of the Company beginning with the Company's taxable year 1994. To qualify for deductibility under Section 162(m), compensation in excess of $1,000,000 per year paid to the Chief Executive Officer and the four other most highly compensated executive officers at the end of such fiscal year generally must be either (1) paid pursuant to a written binding contract in effect on February 17, 1993 or (2) "performance-based" compensation as determined under Section 162(m). In order to be considered "performance-based," for this purpose, compensation must be paid solely on account of the attainment of one or more preestablished performance goals established by a committee of two or more "outside directors," pursuant to an arrangement that has been disclosed to and approved by shareholders. Also, in order for an arrangement to give rise to fully deductible "performance-based" compensation, the terms of the arrangement must preclude the exercise of any discretion in the administration of the plan that would have the effect of increasing compensation paid thereunder.

     The Committee generally intends to comply with the requirements for full deductibility of executive compensation under Section 162(m). However, the Committee will balance the costs and burdens involved in such compliance against the value of the tax benefits to be obtained by the Company thereby, and may in certain instances pay compensation that is not fully deductible if in its determination such costs and burdens outweigh such benefits.

1993 Compensation

     The Committee increased base salaries for the executive officers named in the Summary Compensation Table, other than Mrs. Wachner, by approximately 5-15% in 1993. In exercising its subjective discretion to authorize such increases, the Committee considered salary levels of its competitors, as described above, as well as the Company's strong financial performance, as evidenced by continuing improvement in revenues, which increased by 12.6% in 1993, and earnings per share from continuing operations before nonrecurring expenses and income tax benefits, which increased by $.67 in 1993, a 33% increase over the previous year. Because of a nonrecurring charge in 1993 relating to the reconfiguration of the Company's Menswear manufacturing operations, the Committee did not pay 1993 bonuses based on the achievement of specific business objectives. Thus, the amounts shown as 1993 bonus in the Summary Compensation Table for the three executive officers other than Mrs. Wachner reflect discretionary ad hoc bonus amounts awarded in 1993 based solely on special achievement in connection with the successful restructuring of the Company's long-term debt.

     In awarding the options granted to the named executive officers as shown in the table labelled Option/SAR Grants in Last Fiscal Year, the Committee considered the number of option shares available for grant under the Company's stock option plan and the shareholder dilution represented by the total number of options authorized and outstanding under all such plans. The Committee then determined in its discretion the number of options it wished to grant during 1993 and allocated the options available for grant among executive officers based on its subjective assessment of individual performance, seniority and relative position level. In making such assessments, the Committee reviewed the number of outstanding options held by each executive officer. In making these determinations and allocations, the Committee also relied on the recommendations of the Chief Executive Officer.

     The Committee determined to make larger option grants in 1993 than in previous years both to enhance the retention effect of the options and in anticipation of the adverse effect of proposed changes in the accounting requirements affecting options.

Compensation of the Chief Executive Officer

     Mrs. Wachner's annual base salary and annual bonus are governed by her 1991 Employment Agreement with the Company, described on page 10. This agreement provides for increases in base salary in the Committee's discretion. The last such increase occurred in 1992.

     In 1993, the Committee recommended and the Board approved two option grants to Mrs. Wachner: a grant of 200,000 options in February 1993 and a grant of 500,000 options in August 1993. These options were granted at the then market prices, $36.625 and $31.625, respectively. These grants were based on the factors described above.

					Joseph A. Califano, Jr.
					Andrew G. Galef
					Robert D. Walter



			 STOCK PRICE PERFORMANCE GRAPH

     The Stock Price Performance Graph below compares cumulative total return of the Company, the NYSE Composite Index and a comparable industry index selected by the Company as described below. The stock price performance shown on the graph below is not necessarily indicative of future price performance.


(GRAPHIC A)
(SEE APPENDIX A FOR DESCRIPTION OF GRAPHIC MATERIAL)


			10/11/91 12/31/91 3/31/92 6/30/92 9/30/92 12/31/92 3/31/92 6/30/93 9/30/93 12/31/93
			-------- -------- ------- ------- ------- -------- ------- ------- ------- --------
Warnaco                    100     112      158     137     164      180     142     153     141     127
NYSE Composite Index       100     109      106     107     109      114     119     119     122     123
Industry Index             100     115      132     123     147      160     140     126     122     115
Revised Industry Index     100     115      118     111     121      125      94      84      80      75

     The industry index for 1993 is a peer group index selected by the Company and is comprised of the following apparel companies, as adjusted for relative market capitalization: Crystal Brands, Inc., Fruit of the Loom, Inc., Liz Claiborne, Inc., Oxford Industries, Inc., Russell Corporation, State-O'-Maine, Inc. and VF Corporation.

     The industry index used by the Company in 1992 includes Phillips-Van Heusen Corporation in addition to the companies set forth above. This company will be omitted from the peer group in 1993 and subsequent years because the Company believes Phillips-Van Heusen Corporation's increasing focus on retailing makes it no longer appropriate for comparison with apparel manufacturers.

2.  Appointment of Auditors

     On the recommendation of the Audit Committee of the Board of Directors, the Board has appointed Ernst & Young as auditors for the year 1994, subject to ratification by the stockholders. Ernst & Young has audited the financial statements of the Company since 1986.

     Representatives of Ernst & Young are expected to attend the 1994 Annual Meeting, where they will have the opportunity to make a statement if they wish to do so and will be available to answer appropriate questions from the stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF AUDITORS, WHICH IS DESIGNATED AS PROPOSAL NO. 2 ON THE ENCLOSED PROXY CARD.

3.  Approval of the 1993 Stock Plan for Non-Employee Directors

     The Company's Board of Directors has recommended, and at the meeting the stockholders will be asked to approve, the adoption of The Warnaco Group, Inc. 1993 Stock Plan for Non-Employee Directors (the "Director Stock Plan"). The following summary of the Director Stock Plan is qualified in its entirety by reference to the text of the Director Stock Plan, which is attached hereto as Annex I.

     The purpose of the Director Stock Plan is to promote the interests of the Company and its stockholders by increasing the proprietary and vested interest of non-employee directors in the growth and performance of the Company.

     The Director Stock Plan provides for awards of nonqualified options to directors of the Company who are not employees of the Company or its affiliates and who have not, within one year immediately preceding the determination of such director's eligibility, received any stock-based award under any other plan of the Company or its affiliates ("Eligible Directors"). There are currently three Eligible Directors, although this number is expected to vary from time to time depending on the composition of the Board. The options shall be exercisable in whole or in part at all times during the period beginning on the date of grant until the earlier of (i) ten years from the date of grant and (ii) one year from the date on which an optionee ceases to be an Eligible Director. The exercise price per share of Common Stock shall be 100% of the fair market value per share on the date the option is granted.

     Pursuant to the Director Stock Plan, subject to stockholder approval, each Eligible Director has been granted an option to purchase 15,000 shares of Common Stock. In addition, (i) upon first election or appointment to the Board, each newly elected Eligible Director will be granted an option to purchase 15,000 shares of Common Stock and (ii) immediately following each Annual Shareholders Meeting, commencing with the meeting in 1994, each Eligible Director will be granted an option to purchase 5,000 shares of Common Stock as of the date of such meeting.

     The maximum number of shares of Common Stock in respect of which awards may be granted under the Director Stock Plan is 200,000. Shares of Common Stock subject to awards that are forfeited, terminated, canceled or settled without the delivery of Common Stock will again be available for awards. Also, shares tendered to the Company in satisfaction or partial satisfaction of the exercise price of any award will increase the number of shares available for awards to the extent permitted by Rule 16b-3 under the Securities Exchange Act of 1934. The shares of Common Stock to be delivered under the Director Stock Plan will be made available from the authorized but unissued shares of Common Stock or from treasury shares.

     The Director Stock Plan will be administered by the Board of Directors, who are authorized to interpret the Director Stock Plan, to establish, amend, and rescind any rules and regulations relating to it and to make all other determinations necessary or advisable for its administration; provided, however, that the Board shall have no discretion with respect to the selection of directors to receive options, the number of shares of Common Stock subject to any such options, the purchase price thereunder or the timing of grants of options. The determinations of the Board in the administration of the Director Stock Plan, as described herein, shall be final and conclusive. In addition, the Secretary of the Company is authorized to take such actions of a ministerial nature as shall be necessary to administer the Director Stock Plan.

     The exercise price of options may be satisfied in cash or, unless otherwise determined by the Board, by exchanging shares of Common Stock owned by the optionee, or by a combination of cash and shares of Common Stock. The ability to pay the option exercise price in shares of Common Stock would enable an optionee to engage in a series of successive stock-for-stock exercises of an option (sometimes referred to as "pyramiding") and thereby fully exercise an option with little or no cash investment. However, the Board's current policy is to require any shares tendered in satisfaction of the option exercise price to have been owned by the exercising optionee for at least six months.

     In the event of a stock split, stock dividend, subdivision or combination of the shares of Common Stock or other change in corporate structure affecting the shares of Common Stock, the number of shares of Common Stock authorized by the Director Stock Plan and the number of shares subject to options granted thereunder shall be increased or decreased proportionately, as the case may be, with appropriate corresponding adjustment in the purchase price per share thereunder.

     The options granted under the Director Stock Plan may not be assigned or transferred, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order.

     No award may be granted under the Director Stock Plan after the Company's Annual Stockholders Meeting in 2001.

     The Director Stock Plan may be amended by the Board, as it shall deem advisable or to conform to any change in any law or regulation applicable thereto; provided, that the Board may not, except in the limited circumstances described above, without the authorization and approval of shareholders: (i) increase the number of shares of Common Stock which may be purchased pursuant to options, either individually or in the aggregate, (ii) change the requirement that option grants be priced at fair market value, (iii) modify in any respect the class of individuals who constitute Eligible Directors or (iv) materially increase benefits. The provisions governing eligibility and the grant, terms and conditions of the options may not be amended more often than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended (the "Code"), the Employee Retirement Income Security Act ("ERISA"), or the rules under either such statute.

     Set forth below is a summary of the awards made during 1993 pursuant to the Director Stock Plan:

			       NEW PLAN BENEFITS

			      Director Stock Plan


Name and Position            Dollar Value ($)                 Number of Units
- -----------------            ----------------                 ---------------
Non-Employee Director Group        n/a                            45,000

     The market value of the Common Stock as of April 7, 1994 was $32.875 per share. The Director Stock Plan is not subject to any provision of ERISA and is not qualified under Section 401(a) of the Code.

Certain Federal Income Tax Consequences of the Director Stock Plan Under Current Law

     When an optionee exercises an option, the difference between the option price and any higher fair market value of the shares of Common Stock, generally on the date of exercise, will be ordinary income to the optionee and generally will be allowed as a deduction for federal income tax purposes to the Company.

     Any gain or loss realized by an optionee on disposition of the Common Stock acquired upon exercise of an option generally will be capital gain or loss to such optionee, long-term or short-term depending on the holding period, and will not result in any additional tax consequences to the Company. The optionee's basis in the shares for determining gain or loss on the disposition will generally be the fair market value of such shares determined generally at the time of exercise. Certain additional special rules apply if the exercise price for an option is paid in shares of Common Stock previously owned by the optionee rather than in cash.

     The foregoing discussion summarizes the federal income tax consequences of the Director Stock Plan based on current provisions of the Code which are subject to change. This summary does not cover any state or local tax consequences of participation in the Director Stock Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 1993 NON-EMPLOYEE DIRECTOR STOCK PLAN, WHICH IS DESIGNATED AS PROPOSAL NO. 3 ON THE ENCLOSED PROXY CARD.

4.  Approval of The Warnaco Group, Inc. Supplemental Incentive Compensation
Plan

     The Company's Board of Directors has recommended, and at the meeting the stockholders will be asked to approve, the adoption of The Warnaco Group, Inc. Supplemental Incentive Compensation Plan (the "Supplemental Plan"). The following summary of the Supplemental Plan is qualified in its entirety by reference to the text thereof which is attached hereto as Annex II.

     The purpose of the Supplemental Plan is to establish an incentive arrangement for senior management of the Company that will induce and reward extraordinary and superior performance of the Company as compared with other companies in the industries in which the Company competes.

     The Supplemental Plan is intended to result in "performance-based compensation" for purposes of Section 162(m) of the Code. It is designed to provide for supplemental bonus payments to senior executives of the Company when the Company has significantly outperformed its competitors. Maximum supplemental bonus awards will be payable under the Supplemental Plan only when the Company has equalled or exceeded the performance of each of its material competitors for the fiscal year. Based on current performance of the Company and its competitors, the Company would have to achieve significant improvements in earnings to achieve this result.

     Maximum supplemental bonus awards for named executive officers under the Supplemental Plan are expressed as a percentage of the officer's base salary at the beginning of the year and are established under the plan as follows:

Officer, Title or Position                                          Percentage
- --------------------------                                          ----------

Chief Executive Officer ...........................................    300%
Executive and Senior Vice Presidents (each) .......................    200%
Vice Presidents and other officers (each) .........................    140%
Division Presidents and other key employees (each)not to exceed ...    200%

     The Committee may reduce maximum supplemental bonus opportunities for any of the above positions or for any executive in such category in any year at its discretion and may also provide and establish bonus percentages for additional participants. Currently, there are two Executive or Senior Vice Presidents, one Vice President and seven Division Presidents or key employees who are expected to participate in the Supplemental Plan.

     Under the Supplemental Plan, the Compensation Committee of the Board will establish a peer group at the beginning of each fiscal year consisting of the companies it believes to be the Company's principal material competitors. After the close of each fiscal year, the Committee will determine the company's return on equity and compare it to the return on equity of the other companies in the peer group.

     If for any year the Company's return on equity is in the 100th percentile of companies in the peer group, participants in the Supplemental Plan will be eligible to receive their maximum supplemental bonus awards. For any year for which the Company's return on equity is in the 75th percentile or higher, participants will be eligible to receive 75% of their maximum supplemental bonus awards. For any year for which the Company's return on equity is in the 50th percentile but below the 75th percentile, participants will be eligible to receive 50% of their maximum supplemental bonus awards. If the Company's performance is not at least in the 50th percentile as compared to the return on equity of companies in the peer group for a bonus year, no supplemental bonus awards will be paid under the Supplemental Plan for such year.

     For any year, the Committee may, but is not required to, use return on capital employed, earnings per share, market share or other appropriate criteria rather than return on equity for purposes of the peer group comparison. In determining return on equity or return on capital employed, the Supplemental Plan provides that net income shall be reduced by preferred stock dividends, if any, and shall be further adjusted by disregarding gains and losses from discontinued operations and by reversing or disregarding the cumulative effect of changes in accounting principles and changes in tax law as well as extraordinary and nonrecurring items, as defined under generally accepted accounting principles.

     A supplemental bonus award to any participant shall be reduced, but not below, to the extent that such supplement award, together with other cash bonuses paid to such participant in respect of such year (other than bonuses paid at the Committee's discretion) would exceed such participant's maximum supplemental bonus award under the Supplemental Plan. In addition, the Committee may in its sole discretion determine to reduce the amount of any award otherwise payable under the terms of the Supplemental Plan.

     The Committee may determine to pay awards in cash or in securities of the Company, including securities and awards under the Company's stock option plans. The Committee may pay awards in installments, except that at least 50% of an award must be paid in cash or vested securities at the time of award.
If the Committee determines to defer a portion of the award, it may attach such conditions and restrictions to the receipt of any deferred amounts as it determines to be in the best interests of the Company. All deferred amounts will be paid immediately in the event of a change in control of the Company.

     The following table shows the amounts that would have been payable to the executive officers named in the Summary Compensation Table if the Supplemental Plan had been in effect for fiscal year 1993, assuming that the Company's return on equity for 1993 was above the 75th percentile for the peer group:

			       NEW PLAN BENEFITS


								     Number
								       of
	   Name and Position                        Dollar Value($)   Units
	   -----------------                        ---------------   -----
Linda J. Wachner, Chairman, President
  and Chief Executive Officer .....................    $5,310,000      N/A
Dariush Ashrafi, Senior Vice President
  and Chief Financial Officer .....................       375,000      N/A
William S. Finkelstein, Senior Vice
  President and Controller ........................       337,500      N/A
Stanley P. Silverstein, Vice President,
  General Counsel and Secretary ...................       204,750      N/A
Wallis H. Brooks ..................................             0
Executive Group ...................................     6,091,375      N/A
Non-Executive Director Group ......................         N/A        N/A
Non-Executive Officer Employee Group ..............          *         N/A

- ---------
* Amount not determinable as participation of non-executive officer employees is subject to the discretion of the Compensation Committee.

     The Supplemental Plan will be administered by the Compensation Committee of the Board of Directors, which shall have complete authority to interpret and administer the plan and to establish, amend and rescind any rules and regulations relating to it; provided, however, that the Committee shall not have any authority to increase the amount of any supplemental bonus award earned in accordance with the terms of the Supplemental Plan by an employee subject to Section 162(m) of the Code or to take any other action in administering the plan that would have such effect.

     The Supplemental Plan may be amended, modified or terminated by the Committee at any time. Any such amendment or modification will be subject to shareholder approval if in the Committee's discretion such approval is necessary or desirable to ensure continued compliance with Section 162(m) or for any other reason.

     Neither the adoption of the Supplemental Plan nor the payment of supplemental bonus awards thereunder shall preclude the Company from adopting or establishing other incentive plans or arrangements, and such plans or arrangements may be generally applicable or applicable only in specific cases.

     The Supplemental Plan is not subject to any provision of ERISA and is not qualified under Section 401(a) of the Code.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE WARNACO GROUP, INC. SUPPLEMENTAL INCENTIVE COMPENSATION PLAN, WHICH IS DESIGNATED AS PROPOSAL NO. 4 ON THE ENCLOSED PROXY CARD.

5.  Amendment of 1993 Stock Plan

     At the meeting, the stockholders will be asked to approve an amendment to The Warnaco Group, Inc. 1993 Stock Plan (as amended, the "1993 Stock Plan") to change the method for determining the maximum number of shares of the Company's Common Stock that are available for awards thereunder. At the present time, 45,000 shares remain available for award under the 1993 Stock Plan. As explained in the Compensation Committee's Report on Executive Compensation, the Company made larger option grants in 1993, in part to avoid the then expected adverse effects on the Company of pending accounting and tax rule changes. As a result, the Company now believes that it will require more authorized shares under the 1993 Stock Plan to serve the purposes of the 1993 Stock Plan in the coming years.

     The Company proposes to change the limit on authorized shares under the 1993 Stock Plan from a fixed number of shares to a percentage (3%) of the total number of shares of the Company's Common Stock outstanding at the beginning of each fiscal year, as described below. As of January 9, 1994, the Company had 20,166,575 outstanding shares; thus, the total number of shares available for grant in 1994 under the proposed amendments would be 604,997. The 3% amount is expected to cover the grant of Restoration Options, if any, as well as the grant of general awards under the plan. In addition, the 1993 Stock Plan, as amended, will provide that no executive officer of the Company may receive awards under the 1993 Stock Plan in any fiscal year that relate to more than 1,000,000 shares.

     The description of the 1993 Stock Plan, which incorporates the amendment described above, appears below. The following description is qualified in its entirety by reference to the text of the 1993 Stock Plan, as amended, which is attached hereto as Annex III.

1993 Stock Plan

     The purpose of the 1993 Stock Plan is to attract and retain key personnel, including consultants and advisors to the Company, and to enhance their interest in the Company's continued success.

     The maximum number of shares of Common Stock in respect to which awards may be granted under the 1993 Stock Plan in each fiscal year of the Company shall be 3% of the total number of shares of such class outstanding as of the beginning of such fiscal year. Any shares available for award in a fiscal year that are not awarded may be awarded in a subsequent year in addition to the shares otherwise available for grant in such subsequent year, until the expiration of the 1993 Stock Plan. Shares of Common Stock subject to awards that are forfeited, terminated, cancelled or settled without the delivery of Common Stock will again be available for awards. Also, shares tendered to the Company in satisfaction or partial satisfaction of the exercise price of any award will increase the number of shares available for awards under the 1993 Stock Plan to the extent permitted by Rule 16b-3 under the Securities Exchange Act of 1934 (the "1934 Act"). No executive officer of the Company may receive awards under the 1993 Stock Plan in any fiscal year that relate to more than 1,000,000 shares. The shares of Common Stock to be delivered under the plan will be made available from the authorized but unissued shares of Common Stock or from treasury shares.

     The 1993 Stock Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"), upon which no director who is an officer of the Company may serve. The Committee shall have the sole and complete authority to interpret the provisions of the 1993 Stock Plan and to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the 1993 Stock Plan as it shall deem advisable.
Key employees of, and consultants and advisors to, the Company and its existing or future subsidiaries who can make substantial contributions to the successful performance of the Company are eligible to be granted awards under the 1993 Stock Plan. It is anticipated that the Committee's determinations of which eligible individuals will be granted awards and the terms thereof will be based on each individual's present and potential contribution to the success of the Company and its subsidiaries. The approximate number of persons initially eligible to participate in the Plan has not yet been determined by the Company.

     The 1993 Stock Plan provides for awards of stock options, stock appreciation rights, performance awards, restricted stock, restricted stock units and stock unit awards. Options granted under the 1993 Stock Plan may be either nonqualified options or incentive stock options. Stock appreciation rights may be granted in conjunction with or unrelated to options and, if in conjunction with an outstanding option, may be granted at the time of such option granted or thereafter, at the exercise price of the option. The Committee has discretion to fix the exercise price of such options and stock appreciation rights, but such exercise price may not be less than the fair market value of the Common Stock at the date of grant. The Committee also has broad discretion as to the terms and conditions upon which options and stock appreciation rights shall be exercisable.

     The exercise price of options may be satisfied in cash or, in the discretion of the Committee, by exchanging shares of Common Stock owned by the optionee, or by a combination of cash and shares of Common Stock. The ability to pay the option exercise price in shares of Common Stock would, if permitted by the Committee, enable an optionee to engage in a series of successive stock-for-stock exercises of an option (sometimes referred to as "pyramiding") and thereby fully exercise an option with little or no cash investment. However, the Committee's current policy is to require any shares tendered in satisfaction of the option exercise price to have been owned by the exercising optionee for at least six months.

     In the event that a participant is permitted to and does exercise an option granted under the 1993 Stock Plan by delivering shares of Common Stock, the Committee is authorized to grant or provide for the automatic grant of a Restoration Option to such optionee, subject to the satisfaction of such conditions or criteria as the Committee shall establish from time to time. A Restoration Option shall entitle the participant to purchase a number of shares of Common Stock equal to the number of shares surrendered in payment of the exercise price of the original option, at a per share exercise price equal to not less than 100% of the per share fair market value of the Common Stock on the date of grant of such Restoration Option. Restoration Options shall have a term not longer than the term remaining on the original option and shall contain such other terms and conditions as the Committee shall determine.

     Upon the exercise of a stock appreciation right with respect to a share of Common Stock, a participant would be entitled to receive the excess of the fair market value of such share over the exercise price of such right. No stock appreciation right shall be exercisable for six months after grant. The Committee has the authority to determine whether the value of a stock appreciation right is paid in cash or shares of Common Stock or a combination of both. For administrative convenience, the 1993 Stock Plan allows the Committee to provide that any exercise of a stock appreciation right (other than such a right which is related to an incentive stock option) for cash by a person subject to Section 16 of the 1934 Act during the third through the twelfth day after the release of the Company's quarterly financial results will be deemed to occur on the day during such 10-day period on which the price of the shares of Common Stock was the highest.

     Performance awards will be earned to the extent performance goals established by the Committee are achieved over a period of time specified by the Committee. The Committee will have discretion to determine the value of each performance award, to adjust the performance goals as it deems equitable to reflect events affecting the Company or changes in law or accounting principles or other factors, and to determine the extent to which performance awards that are earned may be paid in the form of cash, shares of Common Stock, or a combination of both.

     Awards of restricted stock or restricted stock units under the 1993 Stock Plan will consist of shares of Common Stock or units, the value of which is equal to a share of Common Stock. Restricted stock and restricted stock units will be granted to a participant subject to forfeiture and restrictions on transfer. In general, a participant who has been granted restricted stock will from the date of grant have the benefits of ownership in respect of such shares, including the right to vote such shares and to receive dividends and other distributions thereon, subject to the restrictions set forth in the 1993 Stock Plan and in the instrument evidencing such award. The shares of restricted stock will be held by the Company, or by an escrow agent designated by the Company, during the restricted period and may not be sold, assigned, transferred, pledged, or otherwise encumbered until the restrictions have lapsed. The Committee has authority to determine the duration of the restricted period and the conditions under which restricted stock and restricted stock units may be forfeited, as well as the other terms and conditions of such awards. Restricted stock units may be paid, in the discretion of the Committee, in cash or shares of Common Stock or a combination of both upon the termination of the applicable restriction period.

     The 1993 Stock Plan also authorizes the Committee to grant to participants awards of shares of Common Stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, the value of shares of Common Stock ("Stock Unit Awards"). The Committee has discretion to determine the participants to whom Stock Unit Awards are to be made, the times at which such awards are to be made, the size of such awards, and all other conditions of such awards, including any restrictions, deferral periods, or performance requirements.

     Any award under the 1993 Stock Plan may provide that the participant has the right to receive currently or on a deferred basis dividends or dividend equivalents and/or other cash payments in addition to or in lieu of such award, all as the Committee shall determine.

     If the Committee determines that any stock split, stock dividend or other distribution (whether in the form of cash, securities, or other property), recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares, issuance of warrants or other rights to purchase shares at a price below fair market value, or other similar corporate event affects the Common Stock such that an adjustment is required in order to preserve the benefits intended under the 1993 Stock Plan, then the Committee has discretion (i) to make equitable adjustments in (a) the number and kind of shares that may be the subject of future awards (in aggregate or to any individual) under the 1993 Stock Plan or (b) the number and kind of shares (or other securities or property) subject to outstanding awards and the respective grant or exercise prices thereof and/or, (ii) if appropriate, to provide for the payment of cash to a participant.

     The Committee has broad discretion as to the specific terms and condition of each award and any rules applicable thereto, including but not limited to the effect thereon of the death, retirement or other termination of employment of the participant or termination of the provision of services pursuant to an advisory or consultant arrangement and the effect, if any, of a change in control of the Company. The terms of each award are to be evidenced by a written instrument delivered to the participant. The awards authorized under the 1993 Stock Plan are subject to applicable tax withholding by the Company which may be satisfied by the withholding of shares issuable under the 1993 Stock Plan, and may not be assigned or transferred, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order.

     No award may be granted under the 1993 Stock Plan after April 13, 2003, except for Restoration Options which shall continue to be granted as long as options under the 1993 Stock Plan providing therefor are outstanding.

     The 1993 Stock Plan may be amended or terminated at any time by the Board of Directors, except that no amendment may be made without stockholder approval if the Committee determines that such approval is necessary to comply with any tax or regulatory requirement, including any approval requirement which is a prerequisite for exemptive relief from Section 16 of the 1934 Act, for which or with which the Committee determines that it is desirable to qualify or comply.

     The 1993 Stock Plan is not subject to any provision of ERISA and is not qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code").

     The following table shows options granted under the 1993 Stock Plan in 1993. The market value of the Common Stock as of a recent date was $32.875.

			       NEW PLAN BENEFITS

								     Number
								       of
	   Name and Position                        Dollar Value($)   Units
	   -----------------                        ---------------   -----
Linda J. Wachner, Chairman, President
  and Chief Executive Officer .....................       N/A        700,000
Dariush Ashrafi, Senior Vice President
  and Chief Financial Officer .....................       N/A         75,000
William S. Finkelstein, Senior Vice
  President and Controller ........................       N/A         75,000
Stanley P. Silverstein, Vice President,
  General Counsel and Secretary ...................       N/A         45,000
Wallis H. Brooks                                          N/A          3,000*
Executive Group                                           N/A        898,000
Non-Executive Director Group                              N/A            N/A
Non-Executive Officer Employee Group                      N/A      1,205,000

- ----------
* These options were cancelled as of the date of Mr. Brooks's termination of employment with the Company.

Certain Federal Income Tax Consequences of the 1993 Stock Plan Under Current
Law

Options

     When an optionee exercises an option other than an incentive stock option (a "nonqualified option"), the difference between the option price and any higher fair market value of the shares of Common Stock, generally on the date of exercise, will be ordinary income to the optionee and generally will be allowed as a deduction for federal income tax purposes to the Company.

     Any gain or loss realized by an optionee on disposition of the Common Stock acquired upon exercise of a nonqualified option generally will be capital gain or loss to such optionee, long-term or short-term depending on the holding period, and will not result in any additional tax consequences to the Company. The optionee's basis in the shares for determining gain or loss on the disposition will be the fair market value of such shares determined generally at the time of exercise.

     When an optionee exercises an incentive stock option while employed by the Company or a subsidiary or within three months (one year for disability) after termination of employment, no ordinary income will be recognized by the optionee at that time, but the excess (if any) of the fair market value of the shares of Common Stock acquired upon such exercise over the option exercise price will be an adjustment to taxable income for purposes of the federal alternative minimum tax applicable to individuals. If the shares of Common Stock acquired upon exercise of the incentive stock option are not disposed of prior to the expiration of one year after the date of acquisition and two years after the date of grant of the option, the excess (if any) of the sales proceeds over the aggregate option exercise price of such shares will be long-term capital gain, and the employer will not be entitled to any tax deduction with respect to such gain. Generally, if the shares of Common Stock are disposed of prior to the expiration of such periods (a "disqualifying disposition"), the excess of the fair market value of such shares at the time of exercise over the aggregate option exercise price (but not more than the gain on the disposition if the disposition is a transaction on which a loss, if realized, would be recognized) will be ordinary income at the time of such disqualifying disposition (and the employer will generally be entitled to a federal income tax deduction in a like amount). Any gain realized by the optionee as a result of a disqualifying disposition that exceeds the amount treated as ordinary income will be capital in nature, long-term or short-term depending on the holding period. If an incentive stock option is exercised more than three months (one year for disability) after termination of employment, the tax consequences are the same as described above for "nonqualified options."

Restricted Stock

     In the absence of an election by a participant, as explained below, the grant of restricted stock will not result in taxable income to the participant or a deduction for the Company or its subsidiary in the year of grant. The value of such restricted stock will be taxable to a participant in the year in which the restrictions lapse. Alternatively, a participant may elect to treat as income in the year of grant the fair market value of the restricted stock on the date of grant, by making the election within 30 days after the date of such grant. If such an election were made, a participant would not be allowed to deduct at a later date the amount included as taxable income if he should forfeit the shares of restricted stock to the Company. The Company will generally be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by a participant in the year such income is recognized. Prior to the lapse of restrictions, dividends paid on the shares subject to such restrictions will be taxable to the participant as additional compensation in the year received free of restrictions, and the employer will be allowed a corresponding federal income tax deduction.

Other Awards

     Except as noted below, when a participant receives payment with respect to a stock appreciation right, restricted stock unit or other award granted to him under the 1993 Stock Plan other than as described in the preceding paragraphs, the amount of cash and the fair market value of the shares received, net of any amount paid by the participant, will be ordinary income to such participant and will generally be allowed as a deduction for federal income tax purposes to the Company.

Special Rules

     Special rules may apply to a participant who is subject to Section 16 of the 1934 Act. Certain additional special rules apply if the exercise price for an option is paid in shares of Common Stock previously owned by the optionee rather than in cash and if the award is held, following the death of a participant, by the executors of the participant's estate.

     The foregoing discussion summarizes the federal income tax consequences of the 1993 Stock Plan based on current provisions of the Code which are subject to change. This summary does not cover any state or local tax consequences of participation in the 1993 Stock Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE 1993 STOCK PLAN, WHICH IS DESIGNATED AS PROPOSAL NO. 5 ON THE ENCLOSED PROXY CARD.

Outstanding Voting Securities

     On March 31, 1994, the record date for the 1994 Annual Meeting, there were outstanding and entitled to vote 21,016,321 shares of Common Stock of the Company, entitled to one vote per share.

Solicitation of Proxies

     The cost of soliciting proxies for the 1994 Annual Meeting will be borne by the Company. In addition to solicitation by mail, solicitations may also be made by personal interview, telegram and telephone. The Company will use the services of Chemical Bank to assist in soliciting proxies and expects to pay approximately $5,000 for such services. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Company will reimburse them for expenses in so doing. Consistent with the Company's confidential voting procedure, directors, officers and other regular employees of the Company, as yet undesignated, may also request the return of proxies by telephone or telegram, or in person.

Annual Report

     The Annual Report of the Company for the fiscal year ended January 8, 1994, is being mailed to all stockholders with this proxy statement.

Stockholder Proposals

     In general, stockholder proposals intended to be presented at an Annual Meeting, including proposals for the nomination of directors, must be received by the Company 60 days in advance of the anniversary date of the immediately preceding annual meeting, or by March 13, 1995, to be considered for the 1995 Annual Meeting. The requirements for submitting such proposals are set forth in the Company's Bylaws.

     Stockholder proposals intended to be considered for inclusion in the proxy statement for presentation at the 1995 Annual Meeting must be received by the Company by December 14, 1994.

Other Matters

     The Board of Directors does not know of any matter other than those described in this proxy statement that will be presented for action at the meeting. If other matters properly come before the meeting, the persons named as proxies intend to vote the shares they represent in accordance with their judgment.


								    ANNEX I

			    THE WARNACO GROUP, INC.

		  1993 STOCK PLAN FOR NON-EMPLOYEE DIRECTORS
1.   Purpose.

     The purpose of The Warnaco Group, Inc. 1993 Stock Plan for Non-Employee Directors (the "Plan") is to promote the interests of The Warnaco Group, Inc. (the "Company") and its stockholders by increasing the proprietary and vested interest of non-employee directors in the growth and performance of the Company by granting such directors options to purchase shares of Class A Common Stock, par value $.01 per share (the "Shares"), of the Company.

2.   Administration.

     The Plan shall be administered by the Company's Board of Directors (the "Board"). Subject to the provisions of the Plan, the Board shall be authorized to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that the Board shall have no discretion with respect to the selection of directors to receive options, the number of Shares subject to any such options, the purchase price thereunder or the timing of grants of options under the Plan. The determinations of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Secretary of the Company shall be authorized to implement the Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes thereof. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware.

3.   Eligibility.

     The class of individuals eligible to receive grants of options under the Plan shall be directors of the Company who are not employees of the Company or its affiliates and who have not, within one year immediately preceding the determination of such director's eligibility, received any award under any other plan of the Company or its affiliates that entitles the participants therein to acquire stock, stock options or stock appreciation rights of the Company or its affiliates (other than any other plan under which participants' entitlements are governed by provisions meeting the requirements of Rule 16b-3(c)(2)(ii) promulgated under the Securities Exchange Act of 1934) ("Eligible Directors"). Any holder of an option granted hereunder shall hereinafter be referred to as a "Participant."

4.   Shares Subject to the Plan.

     Subject to adjustment as provided in Section 6, an aggregate of 200,000 Shares shall be available for issuance upon the exercise of options granted under the Plan. The Shares deliverable upon the exercise of options may be made available from authorized but unissued Shares or treasury Shares. If any option granted under the Plan shall terminate for any reason without having been exercised, the Shares subject to, but not delivered under, such option shall be available for other options. If any option granted under the Plan is exercised through the delivery of Shares, the number of Shares available for issuance upon the exercise of options shall be increased by the number of Shares surrendered, to the extent permissible under Rule 16b-3.

5.   Grant, Terms and Conditions of Options.

     (a) Effective August 12, 1993, subject to approval of the Plan by the shareholders of the Company, each person who was on such date an Eligible Director has been granted an option hereunder to purchase 15,000 Shares.

     (b) With respect to Eligible Directors who do not receive an option under paragraph 5(a), upon the first election or appointment of any such individual to the Board, each newly elected Eligible Director will be granted an option to purchase 15,000 Shares.

     (c) Immediately following each Annual Shareholders Meeting, commencing with the Annual Shareholders Meeting in 1994, each Eligible Director will be granted an option to purchase 5,000 Shares as of the date of such meeting.

     (d) The options granted will be nonstatutory stock options not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and shall have the following terms and conditions:

	 (i) Price. The purchase price per Share deliverable upon the exercise of each option shall be 100% of the Fair Market Value per Share on the date the option is granted. For purposes of this Plan, Fair Market Value shall be the closing per Share sales price as reported for consolidated trading of issues listed on the New York Stock Exchange on the date in question, or, if the Shares shall not have traded on such date, the closing per Share sales price on the first date prior thereto on which the Shares were so traded.

	 (ii) Payment. Options may be exercised only upon payment of the purchase price thereof in full. Such payment shall be made in cash or, unless otherwise determined by the Board, in Shares, which shall have a Fair Market Value (determined in accordance with the rules of paragraph
    (i) above) at least equal to the aggregate exercise price of the Shares being purchased, or a combination of cash and Shares.

	 (iii) Exercisability and Term of Options. Options shall be exercisable in whole or in part at all times during the period beginning on the date of grant until the earlier of ten years from the date of grant and the expiration of the one year period provided in paragraph (iv) below.

	 (iv) Termination of Service as Eligible Director. Upon termination of a Participant's service as a Director for any reason, all outstanding options shall be exercisable in whole or in part for a period of one year from the date upon which the Participant ceases to be a Director, provided that in no event shall the options be exercisable after the tenth anniversary of the date of grant.

	 (v) Nontransferability of Options. No option may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or the laws of descent and distribution, and during the lifetime of the Participant to whom an option is granted it may be exercised only by the Participant or by the
    Participant's guardian or legal representative.   Notwithstanding the
    foregoing, options may be transferred pursuant to a qualified domestic relations order.

	 (vi) Listing and Registration. Each option shall be subject to the requirement that if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the Shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issue or purchase of Shares thereunder, no such option may be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Board.

	 (vii) Option Agreement. Each option granted hereunder shall be evidenced by an agreement with the Company which shall contain the terms and provisions set forth herein and shall otherwise be consistent with the provisions of the Plan.

    6.   Adjustment of and Changes in Shares.

	 In the event of a stock split, stock dividend, subdivision or combination of the Shares or other change in corporate structure affecting the Shares, the number of Shares authorized by the Plan and the number of Shares subject to options to be granted pursuant to Sections 5(a), 5(b) and 5(c) shall be increased or decreased proportionately, as the case may be, and the number of Shares subject to any outstanding option shall be increased or decreased proportionately, as the case may be, with appropriate corresponding adjustment in the purchase price per Share thereunder.

    7.   No Rights of Shareholders.

	 Neither a Participant nor a Participant's legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company in respect of any Shares purchasable upon the exercise of any option, in whole or in part, unless and until certificates for such Shares shall have been issued.

    8.   Plan Amendments.

	 The Plan may be amended by the Board, as it shall deem advisable or to conform to any change in any law or regulation applicable thereto; provided, that the Board may not, without the authorization and approval of shareholders of the Company: (i) increase the number of Shares which may be purchased pursuant to options hereunder, either individually or in the aggregate, except as permitted by Section 6, (ii) change the requirement of Section 5(d) that option grants be priced at Fair Market Value, except as permitted by Section 6, (iii) modify in any respect the class of individuals who constitute Eligible Directors or (iv) materially increase the benefits accruing to Participants hereunder. The provisions of Sections 3 and/or 5 may not be amended more often than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules under either such statute.

    9.   Effective Date and Duration of Plan.

	 The Plan shall become effective on the day of the Company's Annual Shareholders Meeting at which the Plan is approved by Shareholders. The Plan shall terminate the day following the seventh Annual Shareholders Meeting at which Directors are elected succeeding the Annual Shareholders Meeting at which the Plan was approved by Shareholders, unless the Plan is extended or terminated at an earlier date by Shareholders or is terminated by exhaustion of the Shares available for issuance hereunder.

								ANNEX II

			    THE WARNACO GROUP, INC.

		   SUPPLEMENTAL INCENTIVE COMPENSATION PLAN


1.   Purpose.

     The purpose of the Warnaco Group, Inc. Supplemental Incentive Compensation Plan (the "Plan") is to establish an incentive arrangement for senior management of the Company that will induce and reward extraordinary and superior performance of the Company as compared with the other companies in the industries in which the Company competes.

2.   Definitions.

     (a) "Adjusted Net Income" shall mean Net Income (i) reduced by the aggregate amount of dividends on the Company's preferred stock (if any), and
(ii) increased or reduced by the after-tax earnings impact of each of the following items if they occur during a Bonus Year:

	 (i) the cumulative effect of changes in accounting principles for the Bonus Year required by the Financial Accounting Standards Board, the Securities and Exchange Commission or any other governing body that sets accounting standards, as set forth in the audited Consolidated Statements of Operations or the Notes thereto;

	 (ii) the cumulative effect of changes in the tax law occurring during the Bonus Year as set forth in the Company's audited Consolidated Statements of Operations or the Notes thereto;

	 (iii) extraordinary items, as defined under generally accepted accounting principles, during the Bonus Year as set forth in the Company's audited Consolidated Statements of Operations;

	 (iv) gain or loss from discontinued operations;  and

	 (v) Nonrecurring items, as defined under generally accepted accounting principles, during the Bonus Year as set forth in the Company's audited Consolidated Statements of Operations.

     (b)  "Board" shall mean the Board of Directors of The Warnaco Group, Inc.

     (c) "Bonus Year" shall mean the fiscal year for which the calculation of a bonus award is to be made, or such other period as is established by the Committee.

     (d) "Change in Control" shall mean a Change in Control, as defined in the Company's 1991 Stock Option Plan.

     (e) "Chief Executive Officer" shall mean the Chief Executive Officer of the Company or the individual acting in such capacity.

     (f)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (g) "Committee" shall mean the Compensation Committee of the Board, or any subcommittee thereof, except as otherwise provided in paragraph 3(a).

     (h) "Common Equity" shall mean the average of common stockholders' equity appearing on the Company's audited Consolidated Balance Sheets as of each of the beginning and the end of the Bonus Year in question.

     (i) "Company" shall mean The Warnaco Group, Inc. and its successors. Where the context requires, the "Company" shall mean The Warnaco Group, Inc. and its consolidated subsidiaries.

     (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (k) "Long Term Debt" shall mean the sum of total preferred stock plus total long-term debt of the Company, as disclosed in the Company's audited Consolidated Balance Sheets for the Bonus Year in question.

     (l) "Named Employee" shall mean those individuals who, in the opinion of the Committee at any time, will be the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company as determined on the last day of the taxable year or years within which the Supplemental Bonus Award for the applicable Bonus Year is paid and in accordance with Section 162(m).

     (m) "Net Income" shall mean the consolidated net income of the Company as disclosed in the Company's audited Consolidated Statements of Operations for the Bonus Year.

     (n) "Outside Director" shall mean a member of the Board who falls within the definition of an "outside director" under Section 162(m), including any transition or interim rules for such definition.

     (o) "Peer Group" shall mean a group of companies selected by the Committee consisting of the principal companies that are expected to be the Company's material competitors during the Bonus Year. The Peer Group shall be established prior to the beginning of a Bonus Year, or, if permitted by
Section 162(m), during the first quarter of such year. The Peer Group shall not include any company with negative stockholders' equity at the end of the most recent fiscal year ended prior to the Bonus Year unless, in accordance with paragraph 4(d), the Committee irrevocably determines at the time of the establishment of the Peer Group to employ a benchmark or benchmarks other than Return on Equity for such Bonus Year.

     (p) "Return on Capital Employed" shall mean the percentage equivalent to a fraction resulting from dividing (i) Adjusted Net Income by (ii) the sum of Common Equity plus Long Term Debt.

     (q) "Return on Equity" shall mean the percentage equivalent to the fraction resulting from dividing (i) Adjusted Net Income by (ii) Common Equity.

     (r) "Section 162(m)" shall mean Section 162(m) of the Code and any and all regulations and other authorities issued thereunder or pertaining thereto.

     (s) "Supplemental Bonus Award" shall mean an amount calculated as a percentage of an individual's base salary (as such base salary is in effect at the beginning of the Bonus Year or, in the case of any individual not employed by the Company at the beginning of the Bonus Year, such individual's base salary in effect on the first day of employment by the Company) which percentage for the senior executives of the Company shall be as follows:

Title or Effective Position                                     Percentage
- ---------------------------                                     ----------

Chief Executive Officer. . . . . . . . . . . . . . . . . . . .      300%
Executive and Senior Vice Presidents (each). . . . . . . . . .      200%
Vice Presidents and other officers (each). . . . . . . . . . .      140%
Division Presidents and other key employees (each). . not to exceed 200%

The Committee may establish, for any Bonus Year, a lower percentage for any of the above positions or for any executive in any such category and may provide for the participation and establish a bonus percentage of employees or positions not listed above. Any such determinations shall be made in compliance with Section 162(m), to the extent determined to be necessary by the Committee.

3.   Administration.

     (a)  The Plan shall be administered by the Committee.   If, however, the
Committee shall fail to be composed solely of Outside Directors, then those members of the Committee who are Outside Directors shall act as the Committee.

     (b)  The Plan shall be interpreted and construed in accordance with
Section 162(m), to the extent necessary, as determined by the Committee, to minimize the after-tax cost to the Company of awards under the Plan. The Committee shall have full and exclusive authority, power and discretion to construe and interpret the Plan and generally to determine any and all questions arising under the Plan; provided, however, that the Committee shall not have any authority hereunder to increase the amount of any Supplemental Bonus Award earned by a Named Employee in accordance with the terms of this Plan or to take any action in administering the Plan that would have such effect.

     (c) The Committee shall be responsible for certifying in writing to the Board the comparative performance of the Company in relation to the Peer Group for purposes of paragraph 4(b) before any bonus payments are made under this Plan. If permitted under Section 162(m), such certification may be based upon reasonably estimated financial information available prior to year-end.

4.   Awards.

     (a) As soon as practicable after the end of any Bonus Year, the Committee shall determine the Return on Equity of the Company for such Bonus Year and the return on equity of each company in the Peer Group for the most recently ended fiscal year of each such company, using the same methodology for the Peer Group companies as is specified herein for the determination of the Company's Return on Equity.

     (b) Subject to the other subparagraphs of this paragraph 4, (i) if the Company's Return on Equity is higher than every Peer Group company's return on equity, or if no Peer Group company's return on equity is higher than the Company's Return on Equity, each participant in the Plan will be eligible to receive an award of 100% of his or her Supplemental Bonus Award for such Bonus Year; (ii) if the Company's Return on Equity is in the 75th percentile of the Peer Group companies' returns on equity or higher (but below the 100th percentile), participants will be eligible to receive 75% of their respective Supplemental Bonus Awards; (iii) if the Company's Return on Equity is in the 50th percentile of Peer Group companies' returns on equity or higher, but below the 75th percentile, participants will be eligible to receive 50% of their respective Supplemental Bonus Awards; and (iv) if Return on Equity is below the 50th percentile of Peer Group companies' returns on equity, no award will be made hereunder.

     (c) Any award earned under paragraph 4(b) will be reduced, but not below zero, by the portion thereof that, when such award is combined with all other bonuses paid to such participant in respect of such year (other than any such bonus paid at the discretion of the Committee, including any bonus paid pursuant to the terms of any employment contract between the Company and such participant permitting discretionary awards), exceeds such participant's maximum Supplemental Bonus Award hereunder.

     (d) The Committee may, but shall not be required to, determine to compare the Company's Return on Capital Employed with the Peer Group companies' return on capital employed for purposes of paragraph 4(b). In addition, the Committee may determine to employ earnings per share or market share or any combination of any of the foregoing benchmarks, or any other criterion determined by the Committee to be appropriate, as the comparison benchmark for any Bonus Year, in which event the Committee shall specify and define the benchmark at the time it establishes the Peer Group for such Bonus Year.

     (e) If at the time of the Committee's determination under paragraph
4(b) (or 4(d)), any of the companies originally selected for inclusion in the Peer Group have been combined with or acquired by a company not in the Peer Group or have reorganized or taken any other corporate action having the result that its audited financial statements for its most recently completed fiscal year are not and will not be publicly available, such company shall be excluded from the Peer Group for purposes of the determination set forth in paragraph 4(b) (or 4(d)).

     (f) Notwithstanding the foregoing, the Committee shall have the discretion to cancel, withhold, defer (subject to paragraph 5(a)) or reduce any award earned under paragraph 4(b), and no participant shall have any contractual right under the Plan to the award of any amount hereunder.

5.   Payment of Awards.

     (a) Awards shall be paid at such times and in such forms as is determined by the Committee. The Committee may determine to pay bonus awards in increments or installments, and may attach such conditions to the payment of any such increment or installment as it determines to be in the best interests of the Company; provided, however, that not more than 50% of any award made by the Committee hereunder may be paid on a deferred basis or paid in a form that will result in deferral of a vested entitlement thereto.

     (b) Subject to the foregoing paragraph 5(a), awards may be paid in cash or in securities of the Company, including without limitation awards or securities under any stock option plan or stock incentive plan of the Company,
or in any combination thereof, as determined by the Committee.   The Committee
may attach to such securities or awards such restrictions as it determines to be in the best interests of the Company.

     (c) Any amounts or securities deferred or subject to vesting or earnout in accordance with this paragraph 5 shall immediately become vested and payable in the event of a Change in Control.

     (d) Any participant in the Plan who is not employed by the Company for the entire Bonus Year (or the entirety of such portion thereof as occurs after such participant's date of original hire by the Company) shall not be eligible to receive any award hereunder for such Bonus Year. The award to any particpant who was not employed by the Company at the beginning of such Bonus Year shall be prorated based on the number of days during such Bonus Year that such participant was employed by the Company.

6.   Effectiveness and Amendments.

     (a) This Plan shall become effective as of January 1, 1994, if approved by the Company's stockholders at their 1994 Annual Meeting. If not approved by stockholders at the 1994 Annual Meeting, this Plan shall not take effect and no payments will be made hereunder.

     (b) This Plan may be amended, modified or terminated at any time by the Committee. Any such amendments or modifications shall be subject to the approval of stockholders if in the Committee's discretion such approval is desirable either in order to minimize the after-tax cost to the Company of bonus awards hereunder or for any other reason.

7.   Nonexclusivity.

     Neither the adoption of this Plan nor the payment of awards hereunder shall preclude the Company from adopting any other bonus or incentive arrangement, and any such other arrangement may be generally applicable or applicable only to selected individuals.

								ANNEX III

			    THE WARNACO GROUP, INC.

		     AMENDED AND RESTATED 1993 STOCK PLAN


     SECTION 1. Purpose. The purposes of The Warnaco Group, Inc. Amended and Restated 1993 Stock Plan are to promote the interests of The Warnaco Group, Inc. and its stockholders by (i) attracting and retaining exceptional executive personnel and other key employees of, and advisors and consultants to, the Company and its Affiliates, as defined below; (ii) motivating such employees, advisors and consultants by means of performance-related incentives to achieve longer-range performance goals; and (iii) enabling such employees, advisors and consultants to participate in the long-term growth and financial success of the Company.

     SECTION 2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

     "Affiliate" shall mean (i) any entity that, directly or indirectly, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

     "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Performance Award or Other Stock-Based Award.

     "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

     "Board" shall mean the Board of Directors of the Company.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "Committee" shall mean a committee of the Board designated by the Board to administer the Plan and composed of not less than the minimum number of persons from time to time required by Rule 16b-3, each of whom, to the extent necessary to comply with Rule 16b-3 only, is a "disinterested person" within the meaning of Rule 16b-3.

     "Company" shall mean The Warnaco Group, Inc., together with any successor thereto.

     "Employee" shall mean (i) an employee of the Company or of any Affiliate and (ii) an advisor or consultant to the Company or to any Affiliate.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" shall mean the fair market value of the property or other item being valued, as determined by the Committee in its sole discretion.

     "Incentive Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

     "Non-Qualified Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.

     "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option and shall include a Restoration Option.

     "Other Stock-Based Award" shall mean any right granted under Section 10 of the Plan.

     "Participant" shall mean any Employee selected by the Committee to receive an Award under the Plan.

     "Performance Award" shall mean any right granted under Section 9 of the Plan.

     "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

     "Plan" shall mean Amended and Restated The Warnaco Group, Inc. 1993 Stock Plan.

     "Restoration Option" shall mean an Option granted pursuant to Section 6(e) of the Plan.

     "Restricted Stock" shall mean any Share granted under Section 8 of the Plan.

     "Restricted Stock Unit" shall mean any unit granted under Section 8 of the Plan.

     "Rule 16b-3" shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

     "SEC" shall mean the Securities and Exchange Commission or any successor thereto and shall include the Staff thereof.

     "Shares" shall mean shares of the Class A Common Stock, par value $.01 per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time.

     "Stock Appreciation Right" shall mean any right granted under Section 7 of the Plan.

     "Substitute Awards" shall mean Awards granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.

     SECTION 3. Administration. (a) The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to an eligible Employee; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or cancelled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, cancelled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

     (b) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any shareholder and any Employee.

     SECTION 4.  Shares Available for Awards.

     (a) Shares Available. Subject to adjustment as provided in Section 4(b), the number of Shares with respect to which Awards may be granted under the Plan in any fiscal year of the Company shall be 3% of the total number of shares of such class outstanding as of the beginning of such fiscal year. Any Shares available for award in a fiscal year that are not awarded may be awarded in a subsequent year in addition to the Shares otherwise available for award in such year, until the expiration of the Plan. If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan, or to which such an Award relates, are forfeited, or if an Award is settled for cash or otherwise terminates or is cancelled without the delivery of Shares, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such settlement, forfeiture, termination or cancellation, shall again be, or shall become, Shares with respect to which Awards may be granted. In the event that any Option or other Award granted hereunder is exercised through the delivery of Shares, the number of Shares available for Awards under the Plan shall be increased by the number of Shares surrendered, to the extent permissible under Rule 16b-3. Notwithstanding the foregoing and subject to adjustment as provided in Section 4(b), no executive officer of the Company may receive awards under the Plan in any fiscal year that relate to more than 1,000,000 shares. Notwithstanding the foregoing, the number of Shares with respect to which Incentive Stock Options may be granted under the Plan shall be 3% of the number of Shares outstanding as of January 9, 1994, which number shall be included in, and not in addition to, the number of Shares otherwise authorized under this Section 4(a).

     (b) Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, in aggregate or to any individual, (ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) or to be inconsistent with Section 162(m) of the Code, as from time to time amended.

     (c) Substitute Awards. Any Shares underlying Substitute Awards shall not, except in the case of Shares with respect to which Substitute Awards are granted to Employees who are officers or directors of the Company for purposes of Section 16 of the Exchange Act or any successor section thereto, be counted against the Shares available for Awards under the Plan.

     (d) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

     SECTION 5. Eligibility. Any Employee, including any officer or employee-director of the Company or any Affiliate, who is not a member of the Committee, shall be eligible to be designated a Participant, except that only Employees who are employees of the Company or an Affiliate shall be eligible for the grant of Incentive Stock Options.

     SECTION 6.  Stock Options.

     (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Options shall be granted, the number of Shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute.

     (b) Exercise Price. The Committee shall establish the exercise price at the time each Option is granted, which price, except in the case of Options that are Substitute Awards, shall not be less than 100% of the per Share Fair Market Value on the date of grant.

     (c) Exercise. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable.

     (d) Payment. No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefor is received by the Company. Such payment may be made in cash, or its equivalent, or, if and to the extent permitted by the Committee, by exchanging Shares owned by the optionee (which are not the subject of any pledge or other security interest), or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such option price.

     (e) Restoration Options. In the event that any Participant delivers Shares in payment of the exercise price of any Option granted hereunder in accordance with Section 6(d), the Committee shall have the authority to grant or provide for the automatic grant of a Restoration Option to such Participant, subject to Section 4(a). The grant of a Restoration Option shall be subject to the satisfaction of such conditions or criteria as the Committee in its sole discretion shall establish from time to time. A Restoration Option shall entitle the holder thereof to purchase a number of Shares equal to the number of such Shares so delivered upon exercise of the original Option and, in the discretion of the Committee, the number of Shares, if any, tendered to the Company to satisfy any withholding tax liability arising in connection with the exercise of the original Option. A Restoration Option shall have a per share exercise price of not less than 100% of the per Share Fair Market Value on the date of grant of such Restoration Option, a term not longer than the remaining term of the original Option at the time of exercise thereof, and such other terms and conditions as the Committee in its sole discretion shall determine.

     SECTION 7.  Stock Appreciation Rights.

     (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right Award, the grant price thereof and the conditions and limitations applicable to the exercise thereof. Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. Stock Appreciation Rights granted in tandem with or in addition to an Award may be granted either at the same time as the Award or at a later time. Stock Appreciation Rights shall not be exercisable earlier than six months after grant, and except for Stock Appreciation Rights which are Substitute Awards, shall have an exercise price of not less than 100% of the Fair Market Value of the Shares on the date of grant or, in the case of a Stock Appreciation Right granted in tandem with or in addition to another Award, at the time of grant of such related Award.

     (b) Exercise and Payment. A Stock Appreciation Right shall entitle the Participant to receive an amount equal to the excess of the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right over the grant price thereof, provided that the Committee may for administrative convenience determine that, with respect to any Stock Appreciation Right which is not related to an Incentive Stock Option and which can only be exercised for cash during limited periods of time in order to satisfy the conditions of Rule 16b-3, the exercise of such Stock Appreciation Right for cash during such limited period shall be deemed to occur for all purposes hereunder on the day during such limited period on which the Fair Market Value of the Shares is the highest. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted prior to such determination as well as Stock Appreciation Rights thereafter granted. The Committee shall determine whether a Stock Appreciation Right shall be settled in cash, Shares or a combination of cash and Shares.

     (c) Other Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine, at or after the grant of a Stock Appreciation Right, the term, methods of exercise, methods and form of settlement, and any other terms and conditions of any Stock Appreciation Right. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted or exercised prior to such determination as well as Stock Appreciation Rights granted or exercised thereafter. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

     SECTION 8.  Restricted Stock and Restricted Stock Units.

     (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Shares of Restricted Stock and Restricted Stock Units shall be granted, the number of Shares of Restricted Stock and/or the number of Restricted Stock Units to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Stock and Restricted Stock Units may be forfeited to the Company, and the other terms and conditions of such Awards.

     (b) Transfer Restrictions. Shares of Restricted Stock and Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered, except, in the case of Restricted Stock, as provided in the Plan
or the applicable Award Agreements.   Certificates issued in respect of Shares
of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. Upon the lapse of the restrictions applicable to such Shares of Restricted Stock, the Company shall deliver such certificates to the Participant or the Participant's legal representative.

     (c) Payment. Each Restricted Stock Unit shall have a value equal to the Fair Market Value of a Share. Restricted Stock Units shall be paid in cash, Shares, other securities or other property, as determined in the sole discretion of the Committee, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement. Dividends paid on any Shares of Restricted Stock may be paid directly to the Participant, or may be reinvested in additional Shares of Restricted Stock or in additional Restricted Stock Units, as determined by the Committee in its sole discretion.


     SECTION 9.  Performance Awards.

     (a) Grant. The Committee shall have sole and complete authority to determine the Employees who shall receive a "Performance Award," which shall consist of a right which is (i) denominated in cash or Shares, (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine.

     (b) Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award.

     (c) Payment of Performance Awards. Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the Committee, on a deferred basis.

     SECTION 10.  Other Stock-Based Awards.

     (a) General. The Committee shall have authority to grant to eligible Employees an "Other Stock-Based Award," which shall consist of any right which is (i) not an Award described in Sections 6 through 10 above and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan; provided that any such rights must comply, to the extent deemed desirable by the Committee, with Rule 16b-3 and applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award. Except in the case of an Other Stock- Based Award that is a Substitute Award, the price at which securities may be purchased pursuant to any Other Stock-Based Award granted under this Plan, or the provision, if any, of any such Award that is analogous to the purchase or exercise price, shall not be less than 100% of the Fair Market Value of the securities to which such Award relates on the date of grant.

     (b) Dividend Equivalents. In the sole and complete discretion of the Committee, an Award, whether made as an Other Stock-Based Award under this
Section 10 or as an Award granted pursuant to Sections 6 through 9 hereof, may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis.

     SECTION 11.  Amendment and Termination.

     (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement which is a prerequisite for exemptive relief from Section 16(b) of the Exchange Act for which or with which the
Board deems it necessary or desirable to qualify or comply.   Notwithstanding
anything to the contrary herein, the Committee may amend the Plan in such manner as may be necessary so as to have the Plan conform with local rules and regulations in any jurisdiction outside the United States.

     (b) Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

     (c) Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided, however, that no such authority shall exist with respect to any award intended to qualify as "performance-based" compensation under Section 162(m) of the Code to the extent that the exercise of such authority would cause such award to fail to so qualify.

     (d) Cancellation. Any provision of this Plan or any Award Agreement to the contrary notwithstanding, the Committee may cause any Award granted hereunder to be cancelled in consideration of a cash payment or alternative Award made to the holder of such cancelled Award equal in value to the Fair Market Value of such cancelled Award.

     SECTION 12.  General Provisions.

     (a)  Nontransferability.

	 (i) Each Award, and each right under any Award, shall be exercisable only by the Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's guardian or legal representative or by a transferee receiving such Award pursuant to a qualified domestic relations order ("QDRO"), as determined by the Committee.

	 (ii) No Award that constitutes a "derivative security," for purposes of Section 16 of the Exchange Act, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution or pursuant to a QDRO, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

     (b) No Rights to Awards. No Employee, Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

     (c) Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (d) Delegation. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company or any Affiliate, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend, or terminate Awards held by, Employees who are not officers or directors of the Company for purposes of
Section 16 of the Exchange Act, or any successor section thereto, or who are otherwise not subject to such Section.

     (e) Withholding. A participant may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Committee may provide for additional cash payments to holders of Awards to defray or offset any tax arising from the grant, vesting, exercise or payments of any Award.

     (f) Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including but not limited to the effect on such Award of the death, retirement or other termination of employment of a Participant and the effect, if any, of a change in control of the Company.

     (g) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of Awards provided for hereunder (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

     (h) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

     (i) No Rights as Stockholder. Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Stock.

     (j) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware.

     (k) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

     (l) Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws.

     (m) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

     (n) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be cancelled, terminated, or otherwise eliminated.

     (o) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

     SECTION 13.  Term of the Plan.

     (a) Effective Date. The Plan shall be effective as of the date of its approval by the shareholders of the Company.

     (b) Expiration Date. No Award shall be granted under the Plan after May 14, 2003; provided that the authority for grant of Restoration Options hereunder in accordance with Section 6(e) shall continue, subject to the provisions of Section 4, as long as any Option granted hereunder remains outstanding. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after May 14, 2003.


			       FORM OF PROXY
			  THE WARNACO GROUP, INC.
			    New York, New York
	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Linda J. Wachner, William S. Finkelstein and Stanley P. Silverstein, and each of them acting solely, proxies with full power of substitution and with all powers the undersigned would possess if personally present, to represent and to vote at the Annual Meeting of stockholders to be held on May 12, 1994 and at any adjournments or postponements thereof, as designated on the reverse side hereof and in their discretion with respect to any other matters as may properly come before such meeting, all of the shares of Class A Common Stock of The Warnaco Group, Inc. held of record by the undersigned as of the close of business on March 31, 1994.


		  THIS PROXY IS CONTINUED ON THE REVERSE SIDE


_____________________________________________________________________________

						 (X) Please Mark
						     your votes
						     as this

	 ---------------
	     COMMON

1. ELECTION OF DIRECTORS
Proposal to elect                  For     Withhold
Linda J. Wachner and              (   )     (   )
Andrew G. Galef as
directors for a term
of three years.

(INSTRUCTION:  TO WITHHOLD AUTHORITY TO
VOTE FOR EITHER INDIVIDUAL NOMINEE, STRIKE
OUT HIS OR HER NAME)

Proposal to elect                   For     Withhold
Joseph A. Califano, Jr.            (   )     (   )
as a director for a term
of two years.

2.  Proposal to ratify the          For     Against   Abstain
appointment of Ernst &             (   )     (   )     (   )
Young as the independent
public accountants of the
corporation.

3.  Proposed adoption of 1993       For     Against   Abstain
Non-Employee Director              (   )     (   )     (   )
Stock Plan.

4.  Proposed adoption of            For     Against   Abstain
Supplemental Incentive             (   )     (   )     (   )
Compensation Plan.

5.  Proposed amendment              For     Against   Abstain
to 1993 Stock Plan to              (   )     (   )     (   )
increase the number of
shares of the Company's
Common Stock available
for awards thereunder.


			   THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5.


Signature(s)_____________________________________   Date ________________
Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.




								 APPENDIX A

     Appendix A - Graphic Information Omitted from Electronic Filing

     For the substantive information conveyed by the omitted graph, please see the table under "Stock Price Performance Graph."